As filed with the Securities and Exchange Commission on June 6, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2014

Boston Common Funds 3/31/2014 N-CSR

Item 1. Report to Stockholders.

BOSTON COMMON
INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
U.S. EQUITY FUND
(BCAMX)

SEMI-ANNUAL REPORT

March 31, 2014

Table of Contents

Shareholder Letter	1

Boston Common International Fund

Country Allocation	9

Schedule of Investments	10

Boston Common U.S. Equity Fund

Sector Allocation	15

Schedule of Investments	16

Statements of Assets and Liabilities	18

Statements of Operations	19

Statements of Change in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	24

Expense Example	33

Additional Information	35

BOSTON COMMON FUNDS

Message from the Advisor

Dear Fellow Shareholders,

After a long, severe winter in many parts of the U.S. spring has finally arrived.  With the change of season comes the start of the busy proxy period as many U.S. public companies have their annual meetings in April and May.  Your investments in the Boston Common Funds enable us to engage in a multi-faceted program to help shape how portfolio companies are managing their environmental and social risks.

We use our voices as shareowners to raise environmental, social, and governance issues with the management of select portfolio companies through a variety of channels.  In this report we highlight several of our activities over the past six months.  In the U.S. this includes submission of proxy proposals.  Our filings with Disney, VF Corp, and Visa on product safety, water stewardship and political contribution disclosure respectively resulted in constructive dialogue and the successful withdrawal of each proposal.  We also filed a climate risk disclosure proposal at PNC Financial which was voted on by shareholders in April.  Internationally, we meet with portfolio companies to continue discussions in the areas of environmental risk management, disclosure and transparency and workplace and human rights.  In March, we went to Japan to address some of these topics with several portfolio companies.

The Boston Common Funds continue to integrate rigorous financial analysis with proprietary sustainability research to invest in enterprises that endeavor to create long-term social and economic value. This report outlines the portfolio activity in the Funds over the past six months and presents our outlook for the coming quarters.

The world is awash in savings, current accounts are improving and growth is muted. These global trends combine to keep interest rates low.  We expect the U.S. economy to resume its path of modest recovery after adjusting to the headwinds of this winter’s weather. In Europe, the economic future looks likely to be characterized by low growth and accommodative monetary policy.  In this environment, we remain positively inclined towards equities. The systemic risks of financial dislocation, so prevalent in the past few years, continue to recede. We believe that the primary risks to the global markets today lie in the area of geopolitics.

We take this opportunity to thank our shareholders for partnering with us and look forward to our continued association in pursuit of financial return and social change.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset	International Strategies
Management, LLC

BOSTON COMMON FUNDS

Fund Shareholder Engagement

We are most effective in our shareowner engagement efforts when we leverage a variety of investor tools to support constructive dialogue. Here, we showcase our recent activities using proxy proposals in the U.S. and company meetings in Japan to achieve meaningful change.

Shareholder Proposals in the U.S.

Over the last six months Boston Common engaged with several companies where we filed a shareholder proposal to see if we could come to an agreement.  We successfully withdrew a number of shareholder proposals as described below. VF Corporation’s global supply chain footprint has over 50% of its suppliers located in Asia, an area known to face serious water scarcity.  Boston Common filed, and then successfully withdrew, a shareholder proposal asking about the company’s water management practices.  During our November 2013 meeting we discussed the current efforts in water management and the company shared its plans to provide detailed disclosures on water usage and quality for 2016.

Boston Common successfully withdrew a chemical safety resolution with Disney given its commitment to release a public statement that frames their current product and chemical approach and practices.  The statement includes Disney’s commitment to product safety, outlines expectations of vendors and licensees, and describes how the company communicates these expectations through product guidelines.

In December, Boston Common withdrew its shareholder proposal filed at Visa related to trade association disclosure given the company’s improved policies and procedures, such as board-level oversight of lobbying activities and trade association affiliation. Visa also promised to list any trade associations that do model legislation, and withdrew from ALEC in 2013.

Disappointingly, PNC Financial has yet to disclose or engage investors in how it has sought to understand, assess, or strategically manage its exposure to climate change-related risks so we have kept the shareholder resolution on the 2014 company proxy ballot. This proposal was voted on by PNC shareholders at its AGM in April.

Engaging in Asia

During March 2014, Boston Common met with five portfolio companies in Japan. Key themes discussed during all company meetings were labor and employment issues, such as programs to support the advancement of women in the workplace, work/life balance, and working conditions for temporary workers. We asked all companies about their programs to address climate change within their own operations, with their customers, and throughout their supply chains.

BOSTON COMMON FUNDS

Environment

In the wake of the Fukushima disaster, Japanese companies have responded to the call to promote energy independence by reducing their own consumption, increasing the use of renewable sources, and developing products and services to promote conservation. In our conversation with ORIX, we asked the company to develop specific guidelines for high-impact sectors like oil and gas extraction, energy, mining, and forestry. We encouraged both ORIX and Mitsubishi UFJ Financial Group (MUFG) to strategically address climate change and water scarcity in their lending and financing decisions, suggesting that they look to the global banks that have adopted sector-specific guidance on these issues: Deutsche Bank, HSBC Holdings, and Standard Chartered.

Workplace and Supply Chains

We met with several portfolio companies, including J Front Retailing, ORIX, Rakuten, and Unicharm. Most of them provide comprehensive data on women in the workplace, including percentages of women in the overall workforce and at management level. They also document efforts to offer flexible hours and other work/life balance options. We commended ORIX for its progress on issues of workplace opportunity for women: almost 13.2% of its management and 40% of its total workforce is female. ORIX has also created a flexible culture that can adapt to working mothers, as one out of every four women employed now has children at home-a seven fold increase since 2003.

Supply chain management and producer responsibility were key topics in our conversations with J Front Retailing and Unicharm. We emphasized the need to adopt a comprehensive approach to human rights risks, by creating policies that explicitly address child labor, forced labor, and slave labor, and by conducting human rights due diligence procedures. Unicharm has robust CSR Procurement Guidelines, which include specific language on labor standards and human rights, and describes how the company has provided training on these policies to suppliers in China, Thailand, Indonesia, Taiwan, and South Korea.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Funds’ sustainability policy could cause them to perform differently compared to similar funds that do not have such a policy. This policy may result in the Funds foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so. Diversification does not assure a profit or protect against loss in a declining market.

BOSTON COMMON FUNDS

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends. It is designed to measure equity market performance of developed markets excluding the U.S. and Canada.

The S&P 500® is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

You cannot invest directly in an index.

Correlation is a statistical measurement of how two securities move in relation to each other.

Earnings Growth is the year over year rate of change in earnings.

Earnings Per Share Growth is not a forecast of the fund’s future performance.

Boston Common Asset Management, LLC is the advisor to the Funds which are distributed by Quasar Distributors, LLC.

BOSTON COMMON INTERNATIONAL FUND

Economic Outlook & Portfolio Strategy

Given modest growth expectations and low inflation, monetary policy is likely to remain accommodating.  Corporate profits could grow faster than sales as operating margins are still below 10 year averages.  In our view, this combination of stable growth, opportunity for margin expansion, and reasonable valuation create an attractive long-term investment environment.

EUROPE’s economic future looks likely to be characterized by low growth and loose monetary policy. The European Central Bank’s (ECB) work to boost activity has fostered a favorable climate for capital markets, yet historically low inflation reflects tepid demand and excess capacity.  Spain and Italy have improved their competitive positions through declines in wages, their current account deficits have shifted into surplus, and their fiscal deficits have declined thanks in part to tax hikes and service reductions. Such painful adjustments have helped to rebuild confidence in the Eurozone, but the market recovery belies any improvement in the labor markets.  In our opinion, a strong currency, the risk of deflation, and a feeble recovery all suggest the ECB needs to provide additional monetary stimulus.

In Europe, we have been adding to companies that should benefit from domestic recovery of consumer, industrial, and financial activity.  The Fund purchased Veolia, a global leader in waste and water treatment based in France.  Demand for the company’s environmental services should increase as industrial production rebounds in the Eurozone.  We are also encouraged by Veolia’s efforts to improve profit margins.  Over the long-term, we think the company could provide solutions for water scarcity.

JAPAN has had some success realizing a key policy objective: higher inflation.  The Bank of Japan is attempting to promote inflation by expanding the money supply with asset purchases.  There are early indications that wages may also be rising, as about 70% of large companies have announced salary increases for the fiscal year beginning in April.  April also brings a tax increase from 5% to 8% on Japanese consumption, designed to chip away at the country’s debt and deficit problems.  The tax increase will hit households by reducing discretionary income, leaving investors anxious about the policy’s effect on economic momentum.  Japan’s aggressive monetary stimulus, a healthy corporate sector and wage growth will likely offset the fiscal headwinds in the near term, but long-term growth dynamics still appear limited as efforts to boost productivity and expand the work force have been less encouraging.

While we are underweight Japan in general, we have relatively more exposure to the Industrial, Consumer Discretionary, and Technology sectors.  The Fund purchased Hoya, a Japanese healthcare and technology company. The company is a technological leader in optics and its steady eyeglass and contact lens businesses are enhanced by its more dynamic endoscopes. In our opinion,

BOSTON COMMON INTERNATIONAL FUND

Hoya’s management has a prudent and opportunistic strategy for its hard disk drive and semiconductor product lines, and its valuation looks attractive.

ASIA PACIFIC & EMERGING MARKETS’ investing environment has been disrupted by political uncertainty and capital outflows. The region’s growth is also decelerating, yet it still boasts fundamental strengths, including relatively low leverage and favorable demographics.  The Chinese economy’s modest deceleration is mostly a function of policy changes to shift from infrastructure development towards consumption.  These initiatives should help the economy achieve more sustainable growth with less environmental degradation.  Geopolitical risks remain at the forefront in Emerging Markets; Russia’s annexation of Crimea is the latest example of the potential for severe disruptions.  Our portfolios are overweight Asia Pacific and Emerging Markets, with an emphasis on the consumer and financial sectors, levered to domestic demand.

BOSTON COMMON INTERNATIONAL FUND

Management’s Discussion of Fund Performance for the six months ended March 31, 2014.

For the six months ended March 31, 2014, the Boston Common International Fund returned 5.05%, while the MSCI EAFE Index returned 6.41% over the same time frame.

Stock selection in the Financial sector was the primary detractor from relative returns. Japanese financial holdings Mistubishi UFJ and Orix declined along with investor appetite for the Japanese market and Standard Chartered was impacted by investor concerns about operating challenges in Asia. The Fund’s underweight to peripheral Europe, which experienced a strong rebound, was the largest drag to relative performance from a regional perspective.  Stock selection in the UK Financial and Energy sectors also held back results.

Japan was the top regional contributor to relative results. The Fund was underweight the weak Japanese market and had good stock selection including bike parts company, Shimano.  The Fund’s exposure to emerging markets also helped performance led by a strong recovery for Indonesian bank, Bank Rakyat.  Stock selection in Utilities and Consumer Staples contributed to relative performance with strong returns from Portuguese wind farm developer EDP Renovaveis and French food retailer Casino Guichard.

Over the past six months, the Fund trimmed e-commerce, technology, and financial companies where valuations appeared to run ahead of fundamentals. The Fund sold Hang Seng Bank on valuation concerns and Japanese healthcare equipment manufacturer Terumo on concerns about its competitive positioning. The Fund also sold Verizon, which was distributed to Vodafone shareholders to compensate for its sale of Verizon Wireless.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION at March 31, 2014 (Unaudited)

Country Allocation	% of Net Assets
United Kingdom	17.2%
Japan	16.6%
Germany	10.1%
Switzerland	9.1%
France	7.1%
Netherlands	5.6%
Australia	3.1%
Sweden	2.9%
Singapore	2.8%
Jersey	2.6%
Republic of Korea	2.4%
South Africa	2.1%
Finland	2.0%
Italy	1.9%
Norway	1.6%
Israel	1.5%
Belgium	1.4%
Brazil	1.3%
Indonesia	1.2%
China	1.2%
Luxembourg	1.1%
Thailand	0.9%
Portugal	0.9%
Hong Kong	0.6%

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited)

Shares		Value

COMMON STOCKS – 93.3%

Australia – 3.1%
459,270	AMP LTD	$2,125,784
190,055	Origin Energy	2,524,315
15,640	Sims Metal
	Management LTD*	142,506
132,000	Sims Metal
	Management
	LTD –*ADR	1,191,960
		5,984,565

Belgium – 1.4%
53,090	Umicore SA	2,707,274

China – 1.2%
337,700	ENN Energy
	Holdings LTD	2,355,926

Finland – 2.0%
76,615	Sampo Group	3,977,084

France – 7.1%
32,726	Air Liquide SA	4,431,784
142,095	AXA SA	3,691,470
25,070	Casino Guichard
	Perrachon SA	2,980,756
70	Danone SA	4,945
11,151	JC Decaux SA	488,032
117,770	Veolia
	Environnement SA	2,333,988
		13,930,975

Germany – 7.5%
29,215	adidas AG	3,159,014
90,465	AIXTRON SE*	1,482,360
27,390	Bayerische Motoren
	Werke AG	3,461,186
58,850	Deutsche Bank AG	2,637,586
6,540	Henkel AG and
	Company KGaA	657,719
40,745	SAP AG – ADR	3,312,976
		14,710,841

Hong Kong – 0.6%
209,437	Television Broadcasts
	LTD	1,255,757

Indonesia – 1.2%
2,691,500	PT Bank Rakyat
	Indonesia (Persero)
	Tbk	2,288,258

Israel – 1.5%
44,455	Check Point Software
	Technologies LTD*	3,006,492

Italy – 1.9%
396,215	UniCredit S.p.A.	3,621,835

Japan – 16.6%
60,400	DAIKIN
	INDUSTRIES	3,387,198
15,435	FANUC LTD	2,728,785
70,015	Honda Motor
	Company
	LTD – ADR	2,474,330
73,100	Hoya	2,286,642
252,900	J. Front Retailing
	Co., Ltd.	1,740,426
4,609	Keyence Corporation	1,898,754
36,500	Kubota Corporation	485,105
41,945	Kubota
	Corporation – ADR	2,785,567
600,145	Mitsubishi UFJ
	Financial Group, Inc.	3,304,870
229,100	Orix Corporation	3,228,931
254,360	Rakuten, Inc.	3,397,649
23,845	Shimano, Inc.	2,398,491
42,190	Unicharm Corporation	2,251,119
		32,367,867

Jersey – 2.6%
97,195	Experian PLC	1,753,945
58,918	Wolseley PLC	3,356,961
		5,110,906

Luxembourg – 1.1%
114,850	Subsea 7 SA	2,131,421

Netherlands – 5.6%
22,023	ASML
	Holding NV – ADR	2,056,067
19,100	Gemalto NV	2,226,201
55,600	Koninklijke Philips
	Electronics
	NV – ADR	1,954,896
23,785	Koninklijke Philips NV	836,741
95,435	Unilever NV – ADR	3,924,287
		10,998,192

Norway – 1.6%
111,380	Statoil ASA – ADR	3,143,144

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 93.3% (Continued)

Portugal – 0.9%
260,540	EDP Renovaveis SA	$1,734,311

Republic of Korea – 2.4%
7,660	Hyundai Motor
	Company	1,811,217
2,320	Samsung Electronics
	Co. LTD	2,932,882
		4,744,099

Singapore – 2.8%
520,500	CapitaLand LTD	1,198,817
3,809,100	Golden Agri-Resources
	LTD	1,742,672
868,045	Singapore
	Telecommunications
	LTD	2,523,161
		5,464,650

South Africa – 2.1%
23,545	Naspers	2,594,494
108,510	Standard Bank
	Group LTD	1,429,589
		4,024,083

Sweden – 2.9%
112,290	Atlas Copco AB	3,075,769
70,790	Investment AB
	Kinnevik	2,615,055
		5,690,824

Switzerland – 9.1%
135,030	ABB LTD – ADR	3,482,424
40,845	Julius Baer Gruppe AG	1,813,957
64,846	Novartis AG – ADR	5,513,207
184,385	Roche Holding
	LTD – ADR	6,955,002
		17,764,590

Thailand – 0.9%
323,300	Kasikornbank PLC	1,779,130

United Kingdom – 17.2%
981,660	Barclays PLC	3,820,088
165,240	BG Group	3,084,897
54,985	CRODA International	2,338,317
161,500	GlaxoSmithKline PLC	4,306,422
51,925	HSBC Holdings PLC
	– ADR	2,639,348
50,815	Johnson
	Matthey PLC	2,774,423
45,240	Smith & Nephew
	PLC – ADR	3,459,955
46,407	Spirax-Sacro
	Engineering PLC	2,238,818
88,735	SSE PLC	2,173,467
157,950	Standard Chartered
	Bank PLC	3,302,811
91,772	Vodafone Group
	PLC – ADR	3,378,127
		33,516,673

TOTAL COMMON STOCKS
(Cost $155,522,767)		182,308,897

PREFERRED STOCKS – 3.9%

Brazil – 1.3%
165,875	Itau Unibanco
	Holding S.A.	2,464,903

Germany – 2.6%
47,945	Henkel AG and
	Company KGaA	5,160,933

TOTAL PREFERRED STOCKS
(Cost $6,377,474)		7,625,836

SHORT-TERM INVESTMENTS – 1.7%
3,345,412	Fidelity Money Market
	Portfolio, 0.05%(1)	3,345,412

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,345,412)		3,345,412

TOTAL INVESTMENTS – 98.9%
(Cost $165,245,653)		193,280,145

Other Assets in Excess
of Liabilities – 1.1%		2,148,374
NET ASSETS – 100.0%		$195,428,519

*	Non-income producing security.
(1)	Seven-day yield as of March 31, 2014.
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

Investment Review

Strong returns in 2013 have brought U.S. markets closer to being fairly valued. The market is currently trading at 15 times next twelve month earnings estimates, a ratio that is roughly in line with long term averages. While the market appears to be fairly valued as a whole, we see many attractive areas for investment alongside pockets of overvaluation. We see correlations continuing to decline from the levels reached during the Financial Crisis. We believe this should allow active management to add value through stock selection while supportive monetary conditions and low interest rates provide a favorable backdrop for equities.  The investment landscape is not without its challenges as slower profit growth, an aging business cycle and a fragile global economy are causes for concern, but are offset by monetary policy and the prolonged nature of this recovery.

We expect the U.S. economy to resume its path of modest growth during the course of the year after the “weather drag” from this year’s cold and stormy winter. Consumer confidence remains strong, the housing market continues its modest recovery, and, in contrast to the cuts made last year, government spending is expected to be flat or even slightly positive. Business capital spending has been slow to pick up despite historically low interest rates and strong corporate balance sheets but we expect stronger investment and capital expenditures as capacity utilization shows steady improvement.

Corporate profits as a share of revenues are at historical highs as wages, taxes and interest costs have all been subdued. Based on parallels from past earnings cycles, there may be limited room for the profit-recovery trend to move higher. However, two potential areas of revenue growth have improved. Worries about a slowdown in emerging market economies appear to have abated and Europe is stabilizing.

Despite the strong stock market moves of the last few years, we are encouraged by the presence of attractive investment opportunities available in the market. We are finding return potential from a variety of sources and in different sectors.

New products and innovation in the biotech area have made new therapies available to treat major medical conditions even as the Affordable Care Act expands coverage for Americans. The resulting growth in revenues and cash flows makes healthcare an attractive area for investment.  Our overweight to the Healthcare sector with portfolio companies like Biogen Idec and Gilead has benefitted from this trend.

We continue to overweight the Technology sector as leading large-cap technology companies offer robust and sustainable business models, strong growth prospects, and attractive valuations. Large software firms with high barriers to entry and high switching costs such as Apple, Microsoft, Oracle,

BOSTON COMMON U.S. EQUITY FUND

and Google are being overlooked by the market in favor of smaller, faddish businesses trading at valuations which can only be justified by the rosiest of expectations.  Along with internet companies like priceline.com and eBay, these organizations create resilient ecosystems with significant switching costs, network effects and economies of scale. A new holding that exemplifies this is Activison Blizzard (ATVI), a leading video game software publisher. Video games are one of the fastest growing areas of media-entertainment.  Rising production costs that rival blockbuster movies and franchises with millions of devoted followers create high barriers to entry that protect the economics of existing players like Activision.  In addition, the video game console cycle (Xbox One & PS4) is just getting underway driving an acceleration in software sales and revenues for game publishers.

We are also finding investment opportunities among manufacturers and project developers in the solar power industry, where improving technology is providing a sustainable cost advantage for select companies. We expect solar power to be economically competitive over the next 5-10 years creating an inflection point in market growth and see First Solar (FSLR), a new holding in the last six months, as one of the primary beneficiaries.  We believe First Solar will be the low-cost provider in the industry, due to its thin film technology and vertically integrated business model. Having successfully worked to develop new markets, more than half of the company’s pipeline for future projects is now outside the U.S. diversifying revenue streams and expanding its addressable market. FSLR recently announced an acceleration of its cost reduction roadmap, which should help ensure cost leadership and margin recovery in the long term.

As renewables continue to grow and accelerate as a portion of our energy mix, we see new opportunities emerging throughout the value chain.  New solar and wind projects, energy efficiency retrofits, water system upgrades will all need to be financed in order to overcome the first cost barrier to adoption.  We are excited to participate in the clean energy project finance market through our portfolio holding Hannon Armstrong (HASI), a specialty finance (REIT) company. HASI is a new public company but has been in the clean energy finance business for over 25 years.  It has built a unique knowledge of financing environmentally positive projects in the middle market space that should be difficult for competitors to replicate.  As renewable adoption accelerates, we anticipate HASI will be a primary beneficiary.

We continue to underweight the more defensive sectors.  Valuations continue to look expensive versus both history and other opportunities with stronger growth profiles. In the past six months, we increased our underweight to Consumer Staples with the elimination of McCormick as earnings expectations disappointed. In the utilities sector, we exchanged WGL Holdings for ITC Holdings.  ITC is a developer and owner of high voltage transmission lines.  An

BOSTON COMMON U.S. EQUITY FUND

aging infrastructure, increased grid stability targets and the adoption of more intermittent power sources are all driving factors behind increased need for U.S. transmission lines.  We believe ITC has a strong business franchise based on its natural monopoly, more favorable regulatory climate, visible growth trajectory and attractive valuation.

We continue to favor well-managed, sustainable businesses that operate in growing end-markets and sell at attractive valuations. We believe this discipline will provide the best risk-adjusted returns in the long run.  Although overall valuations are less attractive versus year ago levels, we see continued decline in correlations across stocks, creating the opportunity for active managers to add value through careful stock selection.

Management Discussion of Fund Performance for the six months ended March 31, 2014

For the six months ended March 31, 2014, the U.S. Equity Fund has returned 12.04%.  The S&P 500 Index® returned 12.51% during the same time period. Our disciplined approach to stock selection; focusing on higher quality, less levered companies was able to keep pace with the Fund’s benchmark during a period of unusual market appreciation.

Stock selection within the Consumer Discretionary, Financials and Telecommunications sectors was a positive contributor to relative performance. A more confident consumer is spending more on apparel and entertainment helping names like VF Corp and Walt Disney.  The improved credit environment and strong capital markets have benefitted JP Morgan, PNC Financial and Morgan Stanley. Corporate actions benefitted two of the Fund’s holdings as Time Warner Cable received a buyout offer and Vodaphone received payment for its U.S. wireless holdings.  Both positions were sold from the Fund and the proceeds reinvested.  The Fund continues to be overweight the Healthcare and Technology sectors. Biogen, Merck, Google, Oracle were among the Fund’s top contributors.

The Fund was hurt, in relative terms, by our holdings in Consumer Staples. With stretched valuations, the market lost interest in the stable but slower growing companies like Procter & Gamble and Pepsico. The Fund’s lack of exposure to certain economically sensitive industries like Airlines and Integrated Oil contributed to relative underperformance in the Energy and Industrials sectors.  Other holdings which had a negative impact on performance included food retailers Whole Foods and Costco, both among the Fund’s top detractors. Finally, with strong market appreciation, cash was also a drag.

BOSTON COMMON U.S. EQUITY FUND

SECTOR ALLOCATION at March 31, 2014 (Unaudited)

Sector Allocation	% of Net Assets
Information Technology	20.8%
Financials	16.4%
Health Care	15.0%
Industrials	11.2%
Consumer Discretionary	10.6%
Energy	8.6%
Consumer Staples	8.0%
Materials	3.4%
Telecommunication Services	2.4%
Utilities	0.8%

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited)

Shares		Value

COMMON STOCKS – 95.2%

Consumer Discretionary – 10.6%
1,605	Bed Bath &
	Beyond, Inc.*	$110,424
2,185	Discovery
	Communications,
	Inc. – Class C*	168,376
10,805	Ford Motor Company	168,558
2,185	Home Depot, Inc.	172,899
5,885	Lowes Companies, Inc.	287,777
253	priceline.com, Inc.*	301,548
2,740	VF Corporation	169,551
5,625	Walt Disney Company	450,394
		1,829,527

Consumer Staples – 8.0%
2,725	Colgate Palmolive
	Company	176,771
1,290	Costco Wholesale
	Corporation	144,067
100	Kraft Foods Group, Inc.	5,610
6,610	Mondelez International,
	Inc.	228,376
3,325	PepsiCo, Inc.	277,637
4,675	Procter & Gamble
	Company	376,805
3,675	Whole Foods
	Market, Inc.	186,359
		1,395,625

Energy – 8.6%
3,290	Apache Corporation	272,906
12,165	BG Group PLC – ADR	224,931
1,120	EOG Resources, Inc.	219,710
1,570	First Solar, Inc.*	109,570
3,255	National Oilwell
	Varco, Inc.	253,467
6,175	Spectra Energy
	Corporation	228,104
6,830	Statoil ASA – ADR	192,743
		1,501,431

Financials – 14.4%
1,890	Aflac, Inc.	119,146
2,270	Aon PLC	191,316
2,635	CME Group Inc.	195,016
4,065	First Republic Bank	219,469
3,125	Franklin Resources, Inc.	169,313
8,250	JP Morgan Chase &
	Company	500,858
3,000	MetLife, Inc.	158,400
8,695	Morgan Stanley	271,023
4,515	Northern Trust
	Corporation	296,003
1,075	PNC Financial Services
	Group, Inc.	93,525
3,495	T. Rowe Price
	Group, Inc.	287,813
		2,501,882

Health Care – 15.0%
1,925	Baxter International, Inc.	141,642
655	Biogen Idec Inc.*	200,345
3,095	Bristol Myers
	Squibb Company	160,785
3,780	Express Scripts
	Holding Company*	283,840
5,175	Gilead Sciences, Inc.*	366,700
4,295	Johnson & Johnson	421,898
4,905	Merck & Company, Inc.	278,457
1,990	Novartis AG – ADR	169,190
8,285	Roche Holding
	LTD – ADR	312,510
2,735	Zimmer Holdings, Inc.	258,676
		2,594,043

Industrials – 11.2%
2,255	3M Company	305,913
2,220	Carlisle Companies, Inc.	176,135
1,205	Cummins, Inc.	179,533
915	Deere & Company	83,082
2,615	Emerson Electric
	Company	174,682
3,525	Equifax Inc.	239,806
2,095	Kansas City Southern	213,816
1,690	Parker Hannifin
	Corporation	202,310
1,685	Snap-on Inc.	191,214
675	W.W. Grainger, Inc.	170,545
		1,937,036

Information Technology – 20.8%
4,055	Activision Blizzard, Inc.	82,884
1,310	Apple, Inc.	703,130
3,840	Check Point Software
	Technologies LTD*	259,699

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2014 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS – 95.2% (Continued)

Information Technology – 20.8% (Continued)
4,170	Cognizant Technology
	Solutions –
	Class A*	$211,044
5,180	eBay Inc.*	286,143
436	Google, Inc.*	485,926
7,775	Microsoft Corporation	318,697
9,040	Oracle Corporation	369,826
4,270	Qualcomm, Inc.	336,732
7,215	Silver Spring
	Networks, Inc.*	125,397
4,065	Veeco Instruments, Inc.*	170,446
1,205	Visa, Inc.	260,111
		3,610,035

Materials – 3.4%
2,110	AptarGroup, Inc.	139,471
1,960	Cytec Industries, Inc.	191,316
1,985	Praxair, Inc.	259,975
		590,762

Telecommunication Services – 2.4%
2,155	SBA Communications
	Corp.*	196,019
4,780	Verizon
	Communications, Inc.	227,384
		423,403

Utilities – 0.8%
3,700	ITC Holdings
	Corporation	138,195
TOTAL COMMON STOCKS
(Cost $14,049,834)		16,521,939

REAL ESTATE INVESTMENT TRUSTS – 2.0%

Financials – 2.0%
5,885	Hannon Armstrong
	Sustainable Infrastructure
	Capital, Inc.	84,450
1,545	Simon Property
	Group, Inc.	253,380
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $321,381)		337,830

SHORT-TERM INVESTMENTS – 3.1%
540,688	Fidelity Money Market
	Portfolio, 0.05% (1)	540,688

TOTAL SHORT-TERM INVESTMENTS
(Cost $540,688)		540,688

TOTAL INVESTMENTS – 100.3%
(Cost $14,911,903)		17,400,457
Liabilities in Excess of
Other Assets – (0.3)%		(45,900)
NET ASSETS – 100.0%		$17,354,557

*	Non-income producing security.
(1)	Seven-day yield as of March 31, 2014.
ADR	American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2014 (Unaudited)

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value
(cost $165,245,653 and $14,911,903)	$193,280,145	$17,400,457
Cash	615,605	—
Receivables:
Securities sold	916,265	—
Fund shares sold	100,358	—
Dividends & interest	827,307	19,657
Prepaid expenses	16,754	12,527
Total assets	195,756,434	17,432,641

LIABILITIES
Payables:
Fund shares redeemed	20,199	—
Investment advisory fees, net	154,335	285
Custody fees	9,010	2,193
Administration & accounting fees	101,486	23,401
Professional fees	16,586	17,388
Printing & mailing expenses	3,998	8,855
Transfer agent fees	9,134	6,299
Chief Compliance Officer fees	5,811	3,425
Trustee fees	64	683
Other accrued expenses	7,292	15,555
Total liabilities	327,915	78,084
NET ASSETS	$195,428,519	$17,354,557

COMPONENTS OF NET ASSETS
Paid-in capital	$166,011,943	$14,698,549
Undistributed (accumulated) net
investment income (loss)	(873,218)	24,343
Accumulated undistributed net realized
gain on investments	2,248,137	143,111
Net unrealized appreciation on investments	28,034,492	2,488,554
Net unrealized appreciation on foreign currency
and translation of other assets and liabilities in
foreign currency	7,165	—
Net assets	$195,428,519	$17,354,557
Net assets value (unlimited shares authorized):
Net assets	$195,428,519	$17,354,557
Shares of beneficial interest issued and outstanding	6,786,958	533,709
Net asset value, offering and redemption
price per share	$28.79	$32.52

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2014 (Unaudited)

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
tax of $155,370 and $1,904)	$1,456,650	$111,003
Interest	849	75
Total investment income	1,457,499	111,078
Expenses:
Investment advisory fees	810,652	47,671
Administration & accounting fees	118,485	36,516
Custodian fees	39,157	5,943
Transfer agent fees	16,199	10,187
Professional fees	12,217	14,159
Registration fees	12,175	10,346
Chief Compliance Officer fees	6,717	4,402
Miscellaneous expenses	4,100	10,540
Printing & mailing expense	3,998	1,390
Trustees fees	2,016	1,873
Insurance expenses	1,291	954
Total expenses	1,027,007	143,981
Expenses recouped (waived
or reimbursed)	53,862	(80,419)
Net expenses	1,080,869	63,562
Net investment income	376,630	47,516

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments
and foreign currency	3,275,493	209,136
Net change in unrealized appreciation of
investments and foreign currency	5,384,847	1,123,822
Net realized and unrealized gain on
investments and foreign currency	8,660,340	1,332,958
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$9,036,970	$1,380,474

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014#	2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$376,630	$1,831,257
Net realized gain on investments
and foreign currency	3,275,493	1,572,011
Net change in unrealized appreciation of
investments and foreign currency	5,384,847	19,128,273
Net increase in net assets resulting
from operations	9,036,970	22,531,541

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,026,870)	(792,077)
From net realized gain	(974,150)	—
Total dividends and
distributions to shareholders	(4,001,020)	(792,077)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	22,700,619	50,534,010

Total increase in net assets	27,736,569	72,273,474

NET ASSETS
Beginning of period/year	167,691,950	95,418,476
End of period/year	$195,428,519	$167,691,950
Undistributed (Accumulated)
net investment income (loss)	$(873,218)	$1,777,022

(a)	A summary of share transactions is as follows:

	Six Months Ended			Year Ended
	March 31, 2014#			September 30, 2013
	Shares	Amount		Shares	Amount
Shares sold	1,215,303	$34,279,121		2,437,418	$62,902,704
Shares issued to holders
in reinvestment
of distributions	111,009	3,168,189		27,386	664,114
Shares redeemed	(520,944)	(14,746,691	)1	(503,736)	(13,032,808	)1
Net increase	805,368	$22,700,619		1,961,068	$50,534,010
Beginning shares	5,981,590			4,020,522
Ending shares	6,786,958			5,981,590

#	Unaudited
1	Net of redemption fees of $0 and $4,378, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014#	2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$47,516	$74,738
Net realized gain on investments
and foreign currency	209,136	300,127
Net change in unrealized appreciation of
investments and foreign currency	1,123,822	1,152,126
Net increase in net assets
resulting from operations	1,380,474	1,526,991

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(83,334)	(20,518)
From net realized gain	(360,197)	(4,609)
Total dividends and
distributions to shareholders	(443,531)	(25,127)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	5,497,640	5,851,852

Total increase in net assets	6,434,583	7,353,716

NET ASSETS
Beginning of period/year	10,919,974	3,566,258
End of period/year	$17,354,557	$10,919,974
Undistributed net investment income	$24,343	$60,161

(a)	A summary of share transactions is as follows:

	Six Months Ended		Year Ended
	March 31, 2014#		September 30, 2013
	Shares	Amount	Shares	Amount
Shares sold	167,164	$5,370,716	238,134	$6,234,323
Shares issued to holders
in reinvestment
of distributions	11,212	355,309	644	16,008
Shares redeemed	(7,152)	(228,385)	(14,753)	(398,479)
Net increase	171,224	$5,497,640	224,025	$5,851,852
Beginning shares	362,485		138,460
Ending shares	533,709		362,485

#	Unaudited

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

For the Six
Months Ended	Year Ended	Year Ended	Period Ended
March 31,	September 30,	September 30,	September 30,
2014#	2013	2012	20111
Net asset value,
beginning of period/year	$28.03	$23.73	$20.66	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2	0.06	0.36	0.36	0.20
Net realized and unrealized
gain (loss) on investments	1.35	4.12	2.79	(4.54)
Net increase (decrease) in
net assets resulting
from operations	1.41	4.48	3.15	(4.34)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.49)	(0.18)	(0.08)	—
Distributions from net realized
gain on investments	(0.16)	—	—	—
Total distributions	(0.65)	(0.18)	(0.08)	—
Paid-in capital
from redemption fees	—	0.00	5	0.00	5	—
Net asset value,
end of period/year	$28.79	$28.03	$23.73	$20.66
Total return	5.05	%3	18.99%	15.27%	(17.36	)%3

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$195,429	$167,692	$95,418	$21,124
Ratios to average net assets:
Expenses before fees
waived/recouped	1.14	%4	1.18%	1.54%	3.00	%4
Expenses after fees
waived/recouped	1.20	%4	1.24%	1.35%	1.35	%4
Net investment income
ratio before fees
waived/recouped	0.48	%4	1.46%	1.39%	(0.56	)%4
Net investment income
ratio after fees
waived/recouped	0.42	%4	1.40%	1.58%	1.09	%4
Portfolio turnover rate	15	%3	24%	33%	20	%3

#	Unaudited
1	Fund commenced operations on December 29, 2010.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.
5	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	For the Six
	Months Ended		Year Ended	Period Ended
	March 31,		September 30,	September 30,
	2014#		2013	20121
Net asset value, beginning of period/year	$30.13		$25.76	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2	0.12		0.26	0.07
Net realized and unrealized gain
on investments	3.48		4.26	0.69
Net increase in net assets resulting
from operations	3.60		4.52	0.76

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.23)		(0.12)	—
Distributions from net realized
gain on investments	(0.98)		(0.03)	—
Total distributions	(1.21)		(0.15)	—
Net asset value, end of period/year	$32.52		$30.13	$25.76
Total return	12.04	%3	17.65%	3.04	%3

SUPPLEMENTAL DATA:
Net assets, end of period/year (000’s)	$17,355		$10,920	$3,566
Ratios to average net assets:
Expenses before fees waived/recouped	2.27	%4	3.09%	13.94	%4
Expenses after fees waived/recouped	1.00	%4	1.00%	1.00	%4
Net investment income ratio before
fees waived/recouped	(0.51	)%4	(1.14)%	(12.27	)%4
Net investment income ratio
after fees waived/recouped	0.76	%4	0.95%	0.67	%4
Portfolio turnover rate	15	%3	26%	10	%3

#	Unaudited
1	Fund commenced operations on April 30, 2012.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

The Boston Common International Fund and the Boston Common U.S. Equity Fund (the “Funds”) are a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively.  The Funds’ investment objective is to seek long-term capital appreciation.  The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts of companies it believes are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Boston Common International Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FVIS provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited) (Continued)

provides the confidences interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Fund.

As described in above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2014. See the Schedules of Investments for country and industry breakouts.

Boston Common International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,191,960	$4,792,605	$—	$5,984,565
Belgium	—	2,707,274	—	2,707,274
China	—	2,355,926	—	2,355,926
Finland	—	3,977,084	—	3,977,084
France	—	13,930,975	—	13,930,975
Germany	3,312,976	11,397,865	—	14,710,841
Hong Kong	—	1,255,757	—	1,255,757
Indonesia	—	2,288,258	—	2,288,258
Israel	3,006,492	—	—	3,006,492
Italy	—	3,621,835	—	3,621,835
Japan	5,259,897	27,107,970	—	32,367,867
Jersey	—	5,110,906	—	5,110,906
Luxembourg	—	2,131,421	—	2,131,421
Netherlands	7,935,250	3,062,942	—	10,998,192
Norway	3,143,144	—	—	3,143,144
Portugal	—	1,734,311	—	1,734,311
Republic of Korea	—	4,744,099	—	4,744,099
Singapore	—	5,464,650	—	5,464,650
South Africa	—	4,024,083	—	4,024,083
Sweden	—	5,690,824	—	5,690,824
Switzerland	15,950,633	1,813,957	—	17,764,590
Thailand	—	1,779,130	—	1,779,130
United Kingdom	9,477,430	24,039,243	—	33,516,673
Total Common Stocks	49,277,782	133,031,115	—	182,308,897
Preferred Stocks
Brazil	2,464,903	—	—	2,464,903
Germany	—	5,160,933	—	5,160,933
Total Preferred Stocks	2,464,903	5,160,933	—	7,625,836
Short-Term
Investments	3,345,412	—	—	3,345,412
Total Investments
in Securities	$55,088,097	$138,192,048	$—	$193,280,145

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited) (Continued)

The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.  There were no transfers into or out of Levels 1, 2 or 3 at March 31, 2014.

Boston Common U.S. Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$16,521,939	$—	$—	$16,521,939
Real Estate
Investment Trusts	337,830	—	—	337,830
Short-Term Investments	540,688	—	—	540,688
Total Investments
in Securities	$17,400,457	$—	$—	$17,400,457

There were no transfers into or out of Levels 1, 2 or 3 at March 31, 2014.

It is the Funds’ policy to recognize transfers at the end of each reporting period.

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the six months ended March 31, 2014:

Boston Common International Fund
	Location of	Realized Gain	Change in
	Gain (Loss)	(Loss) on	Unrealized
	on Derivatives	Derivatives	Appreciation
Derivative	Recognized	Recognized	(Depreciation) on
Instruments	in Income	in Income	Derivatives in Income
Equity Contracts -	Realized and
Rights	Unrealized Gain
(Loss) on
Investments,
	and Options	$53,573	$(40,387)

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited) (Continued)

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.  At September 30, 2013, the Funds had no post-October capital losses.  At September 30, 2013, the Funds had no capital loss carryforwards available for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2013 tax returns.  Boston Common International Fund’s open tax years are 2011-2013 and Boston Common U.S. Equity Fund’s open tax years are 2012-2013.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited) (Continued)

basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the  nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with  service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited) (Continued)

Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

J.
New Accounting Pronouncements. In January, 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management has evaluated and adopted ASU 2013-01.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% for Boston Common International Fund and 0.75% for Boston Common U.S. Equity Fund based upon the average daily net assets of the Funds. For the six months ended March 31, 2014, the Funds incurred $810,652 and $47,671 in advisory fees, respectively.

The Advisor has contractually agreed to limit the annual ratio of expenses to 1.20% for Boston Common International Fund and 1.00% for Boston Common U.S. Equity Fund of each Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. At March 31, 2014, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $96,419 for Boston Common International Fund and $359,919 for Boston Common U.S. Equity Fund. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited) (Continued)

  Boston Common International Fund

Year of Expiration	Amount
September 30, 2014	$ 8,689
September 30, 2015	$87,730

  Boston Common U.S. Equity Fund

Year of Expiration	Amount
September 30, 2015	$115,496
September 30, 2016	$164,004
September 30, 2017	$ 80,419

A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the six months ended March 31, 2014 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2014, the cost of purchases, excluding short-term securities for the Boston Common International Fund and the Boston Common U.S. Equity Fund, was $24,470,230 and $6,725,711, respectively.  The proceeds from sales of securities, excluding short-term securities for the Boston Common International Fund and Boston Common U.S. Equity Fund was $28,133,218 and $1,813,007, respectively. There were no purchases or sales of U.S. Government obligations for the six months ended March 31, 2014.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited) (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2013, were as follows(a):

Boston Common International Fund

Tax cost of investments	$145,241,257
Gross tax unrealized appreciation	26,145,219
Gross tax unrealized depreciation	(4,847,586)
Net tax unrealized appreciation (depreciation)	21,297,633
Undistributed ordinary income	2,763,378
Undistributed long-term capital gains	313,415
Total distributable earnings	3,076,793
Other accumulated gain/(loss)	6,200
Total accumulated gains	$24,380,626

Boston Common U.S. Equity Fund

Tax cost of investments	$9,610,789
Gross tax unrealized appreciation	1,485,907
Gross tax unrealized depreciation	(124,551)
Net tax unrealized appreciation (depreciation)	1,361,356
Undistributed ordinary income	280,209
Undistributed long-term capital gains	77,499
Total distributable earnings	357,708
Other accumulated gain/(loss)	1
Total accumulated gains	$1,719,065

(a)	Because tax adjustments are calculated annually, the above tables reflect the tax adjustments of the Funds’ previous fiscal year end.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2014 (estimated) and the year ended September 30, 2013, was as follows:
	Six Months Ended	Fiscal Year
	March 31, 2014	Ended 2013
Boston Common International Fund
Ordinary Income	$3,071,808	$792,077
Long-Term Gain	$929,212	$—

Boston Common U.S. Equity Fund
Ordinary Income	$312,144	$25,127
Long-Term Gain	$131,387	$—

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2014 (Unaudited)

As a shareholder of the Boston Common International Fund and/or Boston Common U.S. Equity Fund (the “Funds”, or individually, the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; administration and accounting fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/13 – 3/31/14).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, administration and  accounting fees, custodian fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5%

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2014 (Unaudited) (Continued)

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Boston Common International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/13	3/31/14	10/1/13 – 3/31/14*
Actual	$1,000.00	$1,050.50	$6.13
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.95	$6.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% (reflecting fee recoupments in effect) multiplied by the average account value over the period, multiplied by 182/365 days.

Boston Common U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/13	3/31/14	10/1/13 – 3/31/14**
Actual	$1,000.00	$1,120.40	$5.29
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.95	$5.04

**	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 182/365 days.

BOSTON COMMON FUNDS

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ web site at www.bostoncommonfunds.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944.  Furthermore, you can obtain the Funds, proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report  to Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.  The Funds make their portfolio holdings available on the Funds’ web site at www.bostoncommonfunds.com simultaneously with the regulatory requirements.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate Prospectuses and Annual and Semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

BOSTON COMMON FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date    June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date    June 6, 2014

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date    June 6, 2014

* Print the name and title of each signing officer under his or her signature.